LOOMIS SAYLES RETAIL EQUITY FUNDS

LOOMIS SAYLES RETAIL INCOME FUNDS

LOOMIS SAYLES INSTITUTIONAL EQUITY & INCOME FUNDS

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

LOOMIS SAYLES SECURITIZED ASSET FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — CLASS J

Supplement dated May 7, 2010 to the Loomis Sayles Retail Equity Funds Prospectus, Loomis Sayles Retail Income Funds Prospectus, Loomis Sayles Institutional Equity & Income Funds Prospectus, Loomis Sayles High Income Opportunities Fund & Loomis Sayles Securitized Asset Fund Prospectus and Loomis Sayles Investment Grade Bond Fund — Class J Prospectus, each dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph following “Portfolio Holdings” within the section “More Information About Investment Strategies” is amended and restated as follows:

A “snapshot” of each Fund’s investments may be found in each Fund’s annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds” and then “Holdings”). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Funds’ website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds” and then “Holdings”). Please see the back cover of this Prospectus for more information on obtaining a copy of a Fund’s current annual or semiannual report.